FIRST AMENDMENT TO

SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT (this "First Amendment") is made as of December 11, 2013, by and among DOMINION ATLANTA PROPERTIES FUND I, LP, a Delaware limited partnership, DP ATLANTA FUND, LLC, a Delaware limited liability company, STONE TOWER INVESTMENTS, LLC, a Georgia limited liability company, FULL COURT PRESS, LLC, a Delaware limited liability company, RMN INVESTMENT HOLDINGS, LLC, a Delaware limited liability company, DP ATLANTA, LLC, a Maryland limited liability company, and DPH ATLANTA, LLC, a Delaware limited liability company (collectively, “Seller”) and REVEN HOUSING GEORGIA, LLC a Delaware limited liability company (together with any designee identified or appointed by REVEN HOUSING GEORGIA, LLC, “Buyer”), with reference to the following recitals:

RECITALS

A. Seller and Buyer entered into that certain Single Family Homes Real Estate Purchase and Sale Agreement, dated as of November 15, 2013 ("Agreement"), pursuant to which Seller agreed to sell and Buyer agreed to purchase from Seller, that certain group of up to One Hundred Seventy Three (173) single family homes, in the City of Atlanta, Georgia, and which is more particularly defined in the Agreement as the “Property,” all upon the terms and subject to the conditions contained in the Agreement.

B. Seller and Buyer have agreed to amend the Agreement to adjust, among other things, the number of houses to be purchased by Buyer from Seller by the Closing Date.

AGREEMENT

1.             Definitions. All initially-capitalized terms used in this First Amendment without definition shall have the meanings given such terms in the Agreement.

2.             Deposit: At the closing of the transactions contemplated by the Agreement, Buyer shall receive a credit against the Purchase Price in the amount of the Deposit with respect to the Property identified in Exhibit A-1. No further deposit will be placed into Escrow.

3.             Due Diligence Period. The definition of the Due Diligence Period in the Basic Terms shall be deleted and replaced with the following:

Due Diligence Period: Subject to the provisions of Section 7 below, the period commencing on the Effective Date and ending 6:00 PM Pacific Time on December 31, 2013, during which period Buyer will be provided the opportunity to review all aspects of the Property.

4.             Deferred Closing. Section 5(c) shall be deleted and replaced by the following:

(c) Deferred Closing. Buyer will cause the Closing to occur with respect to the Property identified on Exhibit A-1 on the Closing Date. The consideration required to close with respect to those Properties will be equal to the sum of the values of the properties set forth on Exhibit A-1 (less the value of any Excluded Properties) and Buyer will close with respect to those properties on the scheduled Closing Date, time being of the essence. Buyer may, in its discretion, close on the Properties identified on Exhibit A-2 by delivering to Escrow the sum of the values of the Properties set forth on Exhibit A-2 (less the value of any Excluded Properties) on or before February 24, 2014, and the consideration required to close with respect to those Properties will be the amount so delivered to Escrow.

5.             Due Diligence Period. Section 7(a) shall be deleted and replaced with the following:

(a) Buyer will have a period commencing on the Effective Date and ending at 6:00 PM Pacific Time on December 31, 2013 (the “Due Diligence Period”) to examine, inspect, and investigate the Property and, in Buyer’s sole judgment and discretion, to determine whether Buyer desires to purchase the Property.

6.             Exhibits. Exhibit A-1 and Exhibit A-2 of the Agreement are hereby replaced by Exhibit A-1 and Exhibit A-2, respectively, attached to this First Amendment.

7.             Full Force and Effect. Except as modified herein, Buyer and Seller agree and affirm that the Agreement remains in full force and effect.

IN WITNESS WHEREOF, Buyer and Seller have caused this First Amendment to be duly executed on their behalfs as of the day and year stated above.

BUYER

REVEN HOUSING GEORGIA, LLC
a Delaware limited liability company

By:	/s/ Chad Carpenter
Chad Carpenter
Chief Executive Officer

SELLER

DOMINION ATLANTA PROPERTIES FUND, I, LP,
a Delaware limited partnership

By:	/s/ Jack BeVier
Name:	Jack BeVier, General Partner

DP ATLANTA FUND, LLC,
a Delaware limited liability company

By:	/s/ Jack BeVier
Name:	Jack BeVier, Sole Member

STONE TOWER INVESTMENTS, LLC,
a Georgia limited liability company

By:	/s/ Jack BeVier
Name:	Jack BeVier, Agent for Owner

FULL COURT PRESS, LLC,
a Delaware limited liability company

By:	/s/ Jack BeVier
Name:	Jack BeVier, Agent for Owner

RMN INVESTMENT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Jack BeVier
Name:	Jack BeVier, Member

DP ATLANTA, LLC,
a Maryland limited liability company

By:	/s/ Jack BeVier
Name:	Jack BeVier, Member

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DPH ATLANTA, LLC,
a Delaware limited liability company

By:	/s/ Jack BeVier
Name:	Jack BeVier, Member

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EXHIBIT A-1

DESCRIPTION OF PROPERTies IN DECEMBER 31, 2013 CLOSING

RMN INVESTMENT HOLDINGS, LLC Properties

No.	Address	County	City	Zip Code	Cost
1.	95 Triple Crown Ln	Henry	Ellenwood	30294	$ 78,453
2.	384 Cativo Dr SW	Fulton	Atlanta	30311	$ 74,213
	Total of 2 Properties			Total	$ 152,666

DP ATLANTA, LLC Properties

No.	Address	County	City	Zip Code	Cost
3.	1741 Fielding Way	Clayton	Hampton	30228	$ 74,804
4.	8202 Winewood Ct	Clayton	Riverdale	30274	$ 72,537
5.	806 Boston Commons	Clayton	College Park	30349	$ 62,745
6.	8281 Chestnut Dr	Clayton	Jonesboro	30238	$ 74,804
7.	2331 Nicole Dr	Clayton	Hampton	30228	$ 79,338
8.	6354 Shannon Pkwy #18C	Fulton	Union City	30291	$ 70,270
9.	6304 Hickory Lane Cir	Fulton	Union City	30291	$ 77,071
10.	3684 Brookwood Blvd	Clayton	Rex	30273	$ 77,071
11.	2223 Scarbrough Dr	DeKalb	Stone Mountain	30088	$ 72,537
12.	7032 Panda Rd	Cobb	Austell	30168	$ 79,338
13.	966 Foxworthy Ln	Clayton	Riverdale	30296	$ 92,938
14.	4677 Cedar Park Trl	DeKalb	Stone Mountain	30083	$ 72,084
15.	1738 Salina Dr	Clayton	Jonesboro	30236	$ 72,537
16.	468 Paxton Pl	Clayton	Riverdale	30274	$ 81,604
17.	1983 Northerly Way	DeKalb	Stone Mountain	30088	$ 77,071
18.	2441 Brianna Dr	Clayton	Hampton	30228	$ 72,084
19.	145 Cinnamon Fern Cir	Newton	Covington	30016	$ 95,205
20.	886 Disney Ct	DeKalb	Stone Mountain	30088	$ 72,084
21.	4631 Candlewyck Way	Gwinnett	Buford	30518	$ 74,804
	Total of 19 Properties			Total	$ 1,450,926

Total A-1 Sum: $1,603,592.00

EXHIBIT A-2

DESCRIPTION OF PROPERTIES IN 2014 OPTIONAL CLOSING

DOMINION ATLANTA PROPERTIES FUND I, LP Properties

No.	Address	County	City	Zip Code	Cost
22.	1011 Briarberry Ln	Riverdale	Clayton	30296	$ 93,472
23.	1305 Sandybrook Ct	DeKalb	Lithonia	30058	$ 93,472
24.	2714 Parkway Trl	DeKalb	Lithonia	30058	$ 69,881
25.	6576 Planters Ct	Clayton	Morrow	30260	$ 75,668
26.	3781 Wesley View	DeKalb	Decatur	30034	$ 73,442
27.	3399 Bells Landing Dr	Clayton	Rex	30273	$ 84,570
28.	170 Rivergate Ct	Clayton	Jonesboro	30238	$ 97,923
29.	2353 Brianna Dr	Clayton	Hampton	30228	$ 73,442
30.	8808 Edenton Way	Clayton	Jonesboro	30238	$ 97,923
31.	3281 Glen Hollow Dr	Clayton	Rex	30273	$ 75,668
32.	330 E Country Woods Dr	Newton	Covington	30016	$ 77,893
33.	2457 Northmill Ln	DeKalb	Decatur	30035	$ 80,119
34.	2048 Manhattan Pkwy	DeKalb	Decatur	30035	$ 82,344
35.	3700 Prescott Ridge	DeKalb	Clarkston	30021	$ 75,668
36.	3163 Hardin Ct	DeKalb	Lithonia	30038	$ 93,472
37.	1489 Emily Ct	Clayton	Riverdale	30296	$ 77,893
38.	6089 Giles Ct	DeKalb	Lithonia	30058	$ 97,923
39.	1914 Grove Way	Clayton	Hampton	30228	$ 73,442
40.	5454 Northcut Dr	Clayton	Atlanta	30349	$ 82,344
41.	497 Eagles Crossing	Clayton	Riverdale	30274	$ 77,893
42.	8479 Glendevon Ct	Clayton	Riverdale	30274	$ 95,697
43.	3323 Waldrop Trl	DeKalb	Decatur	30034	$ 75,668
44.	7 Old Roundtree Rd	Clayton	Riverdale	30274	$ 75,668
45.	9925 Rivercliff Ln	Douglas	Villa Rica	30180	$ 80,119
46.	1364 Daffodil Ln	Clayton	Hampton	30228	$ 97,923
47.	1062 Plantation Blvd	Rockdale	Conyers	30094	$ 89,021
48.	3340 Glen Hollow Dr	Clayton	Rex	30273	$ 75,668
49.	355 Lakefront Dr	Henry	McDonough	30253	$ 97,923
50.	2850 Heritage Ln	Clayton	Morrow	30260	$ 100,148
51.	3575 Brookstone Way	Fulton	Union City	30291	$ 77,893
52.	7596 Briar Crest Ct	Clayton	Riverdale	30296	$ 84,570
53.	2301 Nicole Dr	Clayton	Hampton	30228	$ 70,772
54.	7110 New Dale Rd	Clayton	Rex	30273	$ 77,893
55.	8734 Parliament Pl	Clayton	Jonesboro	30238	$ 82,344
56.	2743 Rosebud Ct	Clayton	Hampton	30228	$ 75,668
57.	3709 Prescott Ridge Cir	DeKalb	Clarkston	30021	$ 73,442
58.	1726 Hearthstone Way	Clayton	Jonesboro	30236	$ 75,668
59.	2973 Heritage Villa Dr	DeKalb	Lithonia	30038	$ 68,991
60.	3798 Waldrop Ln	DeKalb	Decatur	30034	$ 75,668
61.	361 Chateauguay Dr	Henry	Ellenwood	30294	$ 75,668
62.	873 River Mist Dr	Clayton	Jonesboro	30238	$ 84,570
63.	417 Montgomery Pl	Clayton	Jonesboro	30238	$ 95,697
64.	2020 Valley Woods Dr	Clayton	Riverdale	30296	$ 106,825
65.	7624 Creekside Ln	Clayton	Riverdale	30296	$ 75,668
66.	5693 Eagles Feather Ln	Clayton	Riverdale	30274	$ 77,893
67.	4642 Latchwood Dr	DeKalb	Lithonia	30038	$ 82,344
68.	7312 Williamsburg Dr	Clayton	Riverdale	30274	$ 82,344
69.	1560 Tigris Ct	Clayton	Atlanta	30349	$ 84,570
70.	9042 Bob Jackson Dr	Clayton	Jonesboro	30238	$ 82,344
	Total of 49 Properties			Total	$ 4,053,119

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DP ATLANTA FUND, LLC Properties

No.	Address	County	City	Zip Code	Cost
71.	3682 Brookwood Blvd	Clayton	Rex	30273	$ 75,520
72.	2144 Marbut Farms Entry	DeKalb	Lithonia	30058	$ 75,520
73.	3127 Panthers Trace	DeKalb	Decatur	30034	$ 66,635
74.	7215 Raintree Loop	Clayton	Jonesboro	30236	$ 77,741
75.	5271 Brentwood Rd	Clayton	College Park	30349	$ 75,520
76.	977 Ellison Ct	Cobb	Austell	30168	$ 77,741
77.	6738 Amesbury Ln	Clayton	Riverdale	30296	$ 77,741
78.	3940 Scott Dr	Clayton	Forest Park	30297	$ 70,634
79.	825 Pixley Dr	Clayton	Riverdale	30296	$ 73,299
80.	2278 Lanier Pl	Clayton	Morrow	30260	$ 77,741
81.	5475 Deerfield Trl	Fulton	College Park	30349	$ 75,520
82.	6186 Princeton Ave	Clayton	Morrow	30260	$ 75,520
83.	523 Carlton Pointe	Fulton	Palmetto	30268	$ 79,518
84.	947 Fox Valley Ct	DeKalb	Stone Mountain	30088	$ 77,741
85.	7503 Conkle Rd	Clayton	Jonesboro	30236	$ 106,617
86.	4021 Maplewood Dr	DeKalb	Decatur	30035	$ 75,520
87.	8206 Mahogany Ln	DeKalb	Lithonia	30058	$ 93,290
88.	8062 Kylie Ct	Clayton	Jonesboro	30274	$ 79,963
89.	1687 Hunting Creek Dr	Rockdale	Conyers	30013	$ 64,414
90.	2185 Miranda Dr	Clayton	Morrow	30260	$ 73,299
91.	40 Court St S	Henry	Ellenwood	30294	$ 77,741
92.	5571 Tunbridge Wells Rd	DeKalb	Lithonia	30058	$ 79,963
93.	2165 Knighton Dr	Fulton	Atlanta	30349	$ 70,634
94.	2791 Vining Ridge Ter	DeKalb	Decatur	30034	$ 53,308
	Total of 24 Properties			Total	$ 1,831,140

STONE TOWER INVESTMENTS, LLC Properties

No.	Address	County	City	Zip Code	Cost
95.	6092 Marbut Rd	DeKalb	Lithonia	30058	$ 69,082
96.	537 Fielding Cir	Clayton	Riverdale	30274	$ 55,266
97.	11949 Spring Lake Way	Clayton	Fayetteville	30215	$ 82,899
98.	6589 River Rd	Clayton	Riverdale	30274	$ 54,871
99.	6295 Klondike River Rd	DeKalb	Lithonia	30038	$ 70,108
100.	6114 Camden Forrest Dr	Clayton	Riverdale	30296	$ 59,213
101.	370 Valiant Ln	Clayton	Riverdale	30274	$ 67,108
102.	206 Lucan Ct	Clayton	Riverdale	30274	$ 65,135
	Total of 8 Properties			Total	$ 523,682

3

FULL COURT PRESS, LLC Properties

No.	Address	County	City	Zip Code	Cost
103.	2052 Cherrybrook Dr	DeKalb	Decatur	30032	$ 68,000
104.	5221 Kirk Dr	Clayton	College Park	30349	$ 70,000
105.	1097 Hidden Brook Trl	Clayton	Atlanta	30349	$ 68,000
106.	3528 Waldrop Cliff Cir	DeKalb	Decatur	30034	$ 74,000
107.	1500 Knights Trl	DeKalb	Stone Mountain	30083	$ 80,000
	Total of 5 Properties			Total	$ 360,000

RMN INVESTMENT HOLDINGS, LLC Properties

No.	Address	County	City	Zip Code	Cost
108.	5268 Fox Path	DeKalb	Stone Mountain	30088	$ 74,213
109.	6362 Redan Sq	DeKalb	Lithonia	30058	$ 76,333
110.	3648 Stanford Cir	DeKalb	Decatur	30034	$ 72,092
111.	6354 Shannon Pkwy #35G	Fulton	Union City	30291	$ 67,428
112.	4811 White Oak Path	DeKalb	Stone Mountain	30088	$ 74,213
113.	6427 Bedford Ln	DeKalb	Lithonia	30058	$ 65,562
114.	9044 Hamilton Ct	Clayton	Jonesboro	30236	$ 63,611
115.	2975 Phillips Way	DeKalb	Lithonia	30038	$ 69,972
116.	5319 Creekview Way	Clayton	Morrow	30260	$ 75,909
117.	3685 Eagle Woods Cir	DeKalb	Lithonia	30038	$ 89,055
	Total of 10 Properties			Total	$ 728,388

DP ATLANTA, LLC Properties

No.	Address	County	City	Zip Code	Cost
118.	6972 Lismore Dr	Gwinnett	Norcross	30093	$ 90,672
119.	8415 N Pond Ct	Clayton	Riverdale	30274	$ 70,270
120.	1102 Greendale Ln	Clayton	Jonesboro	30238	$ 77,071
121.	756 Four Winds Ln	Clayton	Jonesboro	30238	$ 90,672
122.	2062 W Morgans Bluff Ct	DeKalb	Lithonia	30058	$ 72,537
123.	1324 Interlaken Pass	Clayton	Jonesboro	30238	$ 95,205
124.	5312 McCarter Station	DeKalb	Stone Mountain	30088	$ 81,151
125.	1249 Misty Meadows Ln	Clayton	Hampton	30228	$ 81,604
126.	1748 Natchez Trl	DeKalb	Conley	30288	$ 81,151
	Total of 9 Properties			Total	$ 740,333

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DPH ATLANTA, LLC Properties

No.	Address	County	City	Zip Code	Cost
127.	5090 Windsor Forrest Ln	Fulton	College Park	30349	$ 68,419
128.	1779 Deer Crossing Way	Clayton	Jonesboro	30236	$ 76,445
129.	4433 Newton Estates Trl	Clayton	Ellenwood	30294	$ 70,712
130.	11171 Knotty Pine Pl	Clayton	Hampton	30228	$ 57,334
131.	5696 Collonade Dr	Clayton	Rex	30273	$ 76,063
132.	838 Commerce Blvd	Clayton	Riverdale	30296	$ 63,067
133.	1478 Riverrock Trl	Clayton	Riverdale	30296	$ 63,067
134.	881 Hampton Hill Ct	Gwinnett	Lawrenceville	30044	$ 74,534
135.	7111 Brookview Way	Clayton	Riverdale	30274	$ 64,978
136.	2290 Chestnut Log Dr	Douglas	Lithia Springs	30122	$ 64,978
137.	8339 Reinosa Way	Clayton	Jonesboro	30236	$ 63,067
138.	285 Splitwood Ln	Fulton	Fairburn	30213	$ 66,890
139.	552 Simpson Place Dr	Clayton	Forest Park	30297	$ 80,268
140.	1149 Alford Rd	DeKalb	Lithonia	30058	$ 91,352
141.	633 Stone Harbor Pkwy SW	Cobb	Marietta	30060	$ 87,912
142.	2736 Norfair Loop	DeKalb	Lithonia	30038	$ 60,774
143.	3470 Valley Oaks Rd	DeKalb	Lithonia	30038	$ 64,978
144.	6847 Shangrila Way	Clayton	Riverdale	30296	$ 63,067
145.	7414 Grayson Dr	Clayton	Riverdale	30296	$ 63,067
146.	979 Brandon Hill Way	Clayton	Jonesboro	30238	$ 66,890
147.	11942 Lovejoy Crossing Blvd	Clayton	Hampton	30228	$ 66,890
148.	5120 Cochran Dr	Fulton	Union City	30291	$ 61,156
149.	7827 Taylor Cir	Clayton	Riverdale	30274	$ 63,067
150.	5549 Strathmoor Manor Cir	DeKalb	Lithonia	30058	$ 66,507
151.	2428 Butner Rd SW	Fulton	Atlanta	30331	$ 63,067
152.	5891 John St	Cobb	Austell	30106	$ 64,978
153.	225 DeerrunTrl	Fulton	Atlanta	30349	$ 64,978
154.	2453 Crestdale Cir SE	DeKalb	Atlanta	30316	$ 64,978
155.	1091 Commons Ct	Clayton	Jonesboro	30238	$ 70,712
156.	4956 Ivylog Ct	DeKalb	Lithonia	30038	$ 64,978
157.	1682 Hearthstone Ct	Clayton	Jonesboro	30236	$ 70,712
158.	111 Forest Pl	Henry	Stockbridge	30281	$ 64,978
159.	5497 Winslow Crossing	DeKalb	Lithonia	30038	$ 70,712
160.	6690 Vesta Brook Dr	Clayton	Morrow	30260	$ 63,067
161.	5297 Brentwood Rd	Clayton	College Park	30349	$ 61,156
162.	2755 Hunters Ct	Clayton	Hampton	30228	$ 68,419
163.	6265 Leverett Dr	DeKalb	Lithonia	30038	$ 64,978
164.	1724 Laurel Creek Cir	DeKalb	Lithonia	30058	$ 64,978
165.	5214 Alexander St	Fulton	Union City	30291	$ 68,419
166.	1012 Cone Rd	Clayton	Forest Park	30297	$ 64,978
167.	2734 Parkway Trl	DeKalb	Lithonia	30058	$ 64,978
168.	2646 Parkway Trl	DeKalb	Lithonia	30058	$ 66,890
169.	5811 Strathmoor Manor Cir	DeKalb	Lithonia	30058	$ 59,245
170.	2594 Capella Cir SW	Fulton	Atlanta	30331	$ 72,623
171.	3893 River Ridge Ct	DeKalb	Decatur	30034	$ 80,268
172.	2091 Dylan Ct	Clayton	Ellenwood	30294	$ 86,001
173.	6291 Valdez Dr	Clayton	Rex	30273	$ 68,419
	Total of 47 Properties			Total	$ 3,199,994

Total A-2 Sum: $11,436,656.00

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